Exhibit 10.9

Execution Version

SUBSCRIPTION AGREEMENT

THIS SUBSCRIPTION AGREEMENT (this “Agreement”) is entered into as of May 7, 2010 by and between C.P. Atlas Holdings, Inc., a Delaware corporation (the “Company”), Centerbridge Capital Partners, L.P., a Delaware limited partnership (“Centerbridge”), Centerbridge Capital Partners SBS, L.P., a Delaware limited partnership (“Centerbridge SBS”), Centerbridge Capital Partners Strategic, L.P., a Delaware limited partnership (“Centerbridge Strategic” and, collectively with Centerbridge and Centerbridge SBS, the “Centerbridge Purchasers”), AFOS Equity LLC (the “McKinsey Purchaser”), Black Diamond Partners LLC, JJ Bark LLC and Tribeca Investments LLC (the “Boxer Purchasers” and, together with the McKinsey Purchaser and the Centerbridge Purchasers, the “Purchasers”).

WHEREAS, the Company, American Renal Holdings Inc., a Delaware corporation (“Target”), C.P. Atlas Intermediate Holdings, LLC, a Delaware limited liability company, C.P. Atlas Acquisition Corp., a Delaware corporation, and the other parties thereto have entered into a Contribution and Merger Agreement (as the same may be amended, supplemented or otherwise modified from time to time, the “Merger Agreement”), dated as of March 22, 2010, pursuant to which the Company has agreed to indirectly acquire all of the issued and outstanding equity interests of Company;

WHEREAS, the Company desires to issue and sell to the Purchasers, and the Purchasers desire to subscribe for and purchase, an aggregate of 7,730,600.5467 shares of common stock, par value $0.01 per share (the “Common Stock”), of the Company (collectively, the “Securities”), on the terms set forth herein;

WHEREAS, the Company is party to a certain Stockholders Agreement, dated as of March 22, 2010 (the “Stockholders Agreement”), by and among the Company, the Centerbridge Purchasers and the other parties thereto in order to, among other things, set forth certain rights of the holders of Common Stock;

NOW, THEREFORE, in consideration of the representations contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

Section 1. Purchase of the Securities

1.1 Purchase of the Securities. Subject to the terms set forth herein, the Company agrees to sell to each Purchaser, and each Purchaser agrees to purchase from the Company, on the Closing Date (as defined below), the portion of the Securities set forth on the signature page executed by such Purchaser.

1.2 Closing. The sale of the Securities referred to in Section 1.1 (the “Closing”) shall take place at 10:00 A.M. at the offices of Simpson Thacher & Bartlett LLP, 425 Lexington Ave., New York, NY 10017, on the date hereof. Such date is herein referred to as the “Closing Date”.

1.3 Total Purchase Price. In full consideration for the purchase by each Purchaser of its portion of the Securities, each Purchaser shall pay to the Company, at the Closing, the amount set forth on the signature page executed by such Purchaser. Such amount shall be payable by wire transfer of funds to an account specified by the Company in writing to each Purchaser not later than two (2) Business Days prior to the Closing Date; provided, however, that, for the avoidance of doubt, the purchase price payable by the McKinsey Purchaser shall be paid to the Company by offsetting fees payable to McKinsey & Co. by the Company in the aggregate amount of $500,000.

Section 2. Purchaser Representations and Warranties; Restrictions on Transfer or Sale of the Securities

2.1 Each Purchaser represents and warrants that it is acquiring the Securities for its own account and is not acquiring the Securities with a view to, or for resale in connection with, any distribution of the Securities in violation of the Securities Act of 1933 (as amended, the “Securities Act”) or any securities laws applicable to such Purchaser. Each Purchaser understands that the Securities purchased by it pursuant to this Agreement have not been registered or qualified for distribution under the Securities Act or the securities laws of any state by reason of specific exemptions under the provisions thereof which depend in part upon the investment intent of such Purchaser and upon the other representations made by such Purchaser in this Agreement. Each Purchaser understands that the Company is relying upon the representations, warranties and agreements made by such Purchaser in this Agreement.

2.2 Each Purchaser understands that it may not sell or transfer any Securities purchased by it pursuant to this Agreement except in accordance with the registration and prospectus requirements of the Securities Act and of any applicable state or province or “blue sky” securities laws or regulations or an exemption from such registration or prospectus requirements or regulations. Each Purchaser further understands that, except as set forth in the Amended and Restated Stockholders Agreement, the Company has no obligation or present intention of so registering the Securities, and that there is no assurance that any exemption from registration under the Securities Act and any applicable state or province or “blue sky” securities laws or regulations will be available, or if available, that such exemption will allow such Purchaser to dispose of or otherwise transfer any or all of the Securities in the amounts or at the times that such Purchaser may propose.

2.3 Each Purchaser understands that any sale or transfer of any Securities purchased by it pursuant to this Agreement is subject to the restrictions on such sale or transfer contained in the Stockholders’ Agreement and that the certificates evidencing the Securities, if any, will bear the restrictive legends provided for in the Stockholders’ Agreement.

2.4 Each Purchaser (a) has such knowledge, sophistication and experience in business and financial matters that it is capable of evaluating the merits and risks of the transactions referred to in Section 1.1 hereof, (b) fully understands the nature, scope and duration of the limitations applicable to the Securities and (c) is able to bear the economic risk of the investment in the Securities.

2.5 Each Purchaser represents that it is an “accredited investor” as that term is defined in Rule 501 of Regulation D under the Securities Act, as provided on Annex I hereto.

2.6 Except for the representations and warranties contained in this Agreement, each Purchaser makes no other representation or warranty with respect to itself, and each Purchaser disclaims any other representations or warranties, and the Company hereby acknowledges the foregoing.

Section 3. Company Representations and Warranties

3.1 Representations and Warranties. The Company represents and warrants to each Purchaser as follows:

(a) Incorporation. The Company has been duly incorporated, is validly existing and is in good standing under the laws of its jurisdiction of incorporation, with all requisite corporate power and authority to own its properties and conduct its business as now conducted and as currently proposed to be conducted.

(b) Qualification and Good Standing. The Company is duly qualified to transact business and is in good standing in every jurisdiction in which the character of the business conducted by it makes such qualification necessary, except where the failure to be so qualified would not have a material adverse effect on the business, operations or financial condition of the Company and its Subsidiaries, taken as a whole (a “Material Adverse Effect”).

(c) Authority. The Company has all requisite corporate power and authority to execute, deliver and perform its obligations under this Agreement. This Agreement and the issuance of the Securities have each been duly and validly authorized, executed and delivered by the Company. This Agreement constitutes a valid and binding agreement of the Company enforceable against the Company in accordance with its terms, except as the enforceability thereof may be limited by bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium, indemnity, contribution or other similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles (regardless of whether the issue of enforceability is considered in a proceeding in equity or at law).

(d) Securities Validly Issued. Upon payment therefor, the Securities will be legally and validly issued, fully paid and non-assessable.

(e) No Conflicts. Neither the execution, delivery or performance by the Company of this Agreement nor compliance by the Company with the terms and provisions hereof (i) will contravene any provision of any law, statute, rule or regulation applicable to the Company or any order, writ, injunction or decree of any court or governmental instrumentality applicable to the Company or any of its Subsidiaries, (ii) will conflict with or result in any breach of any of the terms, covenants, conditions or provisions of, or constitute a default under, or result in the creation or imposition of (or the obligation to create or impose) any lien upon any of the property or assets of the Company or any of its Subsidiaries pursuant to the terms of any indenture, mortgage, deed of trust, credit agreement or loan agreement, or any other agreement, contract or instrument to which the Company or any of its Subsidiaries is a party or by which it or any of its property or assets are bound or to which it may be, (iii) will violate any provision of the certificate of incorporation or by-laws of the Company or any of its Subsidiaries or (iv) require the consent of or filing with any Government Entity except for breaches, conflicts or violations that would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

(f) Capitalization. After giving effect to the issuance of the Securities hereunder and the issuance of 71,395.4014 shares of Common Stock to certain employees of the Company pursuant to the management equity offering, the authorized capital stock of the Company will consist of 11,000,000 shares of Common Stock and 1,000,000 shares of Preferred Stock, par value at $0.01 per share, of which 8,709,458.5671 shares of Common Stock will be issued and outstanding. Other than as provided in the Amended and Restated Stockholders Agreement and the rights held by certain key members of the management of the Company and its subsidiaries to purchase Common Stock granted pursuant to Option, Stock Appreciation Right or Other Stock-Based Award Agreements granted under the 2010 C.P. Atlas Holdings, Inc. Stock Incentive Plan, there are no outstanding options, warrants or other rights to purchase Common Stock, agreements or other obligations of the Company to issue Common Stock, other rights to convert any obligation into, or exchange any securities for, or preemptive or other similar rights with respect to, Common Stock.

Exemption from Registration. Assuming the representations and warranties of each Purchaser contained in Section 2 are true and correct, the offer, initial sale and issuance of the Securities pursuant to this Agreement are exempt from the registration requirements of Section 5 of the Securities Act of 1933, as amended.

(g) Except for the representations and warranties contained in this Agreement, the Company makes no other representation or warranty with respect to the Company, any of its Subsidiaries or its business, and the Company disclaims any other representations or warranties, whether made by the Company, any affiliate of the Company or any of their respective officers, directors, employees, agents or representatives, and each Purchaser hereby acknowledges the foregoing, and that such Purchaser is not relying on any representations and warranties other than those expressly set forth herein.

Section 4. Purchasers’ Conditions to Closing

The obligations of each Purchaser to purchase and pay for its portion of the Securities to be sold to such Purchaser at the Closing are subject to the fulfillment or waiver, prior to or at the Closing, of the following conditions:

4.1 Representations and Warranties. The representations and warranties of the Company shall be true and correct in all material respects.

Section 5. Company’s Conditions to Closing

The obligations of the Company to issue and sell the Securities to each Purchaser at the Closing are subject to the fulfillment or waiver, prior to or at the Closing, of the following conditions:

5.1 Representations and Warranties. The representations and warranties of such Purchaser shall be true and correct in all material respects.

Section 6. Miscellaneous

6.1 Entire Agreement. This Agreement contains the entire agreement between the parties hereto with respect to the subject matter hereof and supersedes all prior arrangements or understandings (whether written or oral) with respect thereto.

6.2 Counterparts. For the convenience of the parties, any number of counterparts of this Agreement may be executed by the parties hereto and each such executed counterpart shall be deemed to be an original instrument.

6.3 Notices. All notices and other communications provided for herein and all legal process in regard hereto shall be validly given, made or served, if in writing and delivered by personal delivery, overnight courier, telecopier or registered or certified mail, return-receipt requested and postage prepaid addressed as follows:

If to the Company, to:

C.P. Atlas Holdings, Inc.
c/o Centerbridge Capital Partners
375 Park Ave. 12th Flr.
New York, NY 10152

With a copy to:

Centerbridge Capital Partners, L.P.
375 Park Avenue, 12th Floor
New York, New York 10152
Facsimile: (212) 672-5001
Attention: Steven M. Silver
Jared S. Hendricks

Simpson Thacher & Bartlett LLP
425 Lexington Ave.
New York, NY 10017
Attention: Caroline B. Gottschalk, Esq.
Facsimile: (212) 455-2502

If to a Purchaser, to the address set forth on the signature page executed by such Purchaser, or if not set forth on such signature page, then to the address contained in the books and records of the Company, or to such other address as any such Purchaser may, from time to time, designate in writing to the Company. Any such communication shall be deemed to be given, made or served as of the date so delivered or, in the case of any communication delivered by mail, as of the date so received.

6.4 Termination; Survival. This Agreement will terminate at the earlier of (a) the Closing Date and (b) the termination of the Merger Agreement.

6.5 Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York applicable to contracts made and to be performed entirely within such State.

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IN WITNESS WHEREOF, the Company and each Purchaser have executed this Agreement as of the date first set forth above.

C.P. ATLAS HOLDINGS, INC.

By:	/s/ Jared S. Hendricks
Name: Jared S. Hendricks
Title: Co-President

Signature Page to Subscription Agreement

CENTERBRIDGE CAPITAL PARTNERS, L.P.

By:	Centerbridge Associates, L.P.,
its general partner

By:	Centerbridge GP Investors, LLC,
its general partner

By:	/s/ Steven M. Silver
Name: Steven M. Silver
Title: Authorized Person

Securities Purchased	Purchase Price

7,378,602	$154,950,639.06

Signature Page to Subscription Agreement

CENTERBRIDGE CAPITAL PARTNERS SBS, L.P.

By:	Centerbridge Associates, L.P.,
its general partner

By:	Centerbridge GP Investors, LLC,
its general partner

By:	/s/ Steven M. Silver
Name: Steven M. Silver
Title: Authorized Person

Securities Purchased	Purchase Price

86,589	$1,818,372.10

Signature Page to Subscription Agreement

CENTERBRIDGE CAPITAL PARTNERS STRATEGIC, L.P.

By:	Centerbridge Associates, L.P.,
its general partner

By:	Centerbridge GP Investors, LLC,
its general partner

By:	/s/ Steven M. Silver
Name: Steven M. Silver
Title: Authorized Person

Securities Purchased	Purchase Price

227,314	$4,773,600.32

Signature Page to Subscription Agreement

AFOS EQUITY LLC

By:	/s/ Brian M. Feuer
Name: Brian M. Feuer
Title: Portfolio Manager

Securities Purchased	Purchase Price

23,810	$500,000

Signature Page to Subscription Agreement

BLACK DIAMOND PARTNERS LLC

By:	/s/ Michael Boxer
Name: Michael Boxer
Title: Managing Member

Securities Purchased	Purchase Price

11,905	$250,000

Signature Page to Subscription Agreement

JJ BARK LLC

By:	/s/ Michael Boxer
Name: Michael Boxer
Title: Managing Member

Securities Purchased	Purchase Price

1190	$25,000

TRIBECA INVESTMENTS LLC

By:	/s/ Michael Boxer
Name: Michael Boxer
Title: Managing Member

Securities Purchased	Purchase Price

1190	$25,000